Income tax - Deferred taxes, reported in balance sheets (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Income tax
Deferred tax assets	¥ 144,947	$ 20,415	¥ 112,533
Net deferred tax assets	144,947		¥ 112,533
Total amount of undistributed earnings from the PRC subsidiaries for which no withholding tax has been accrued	1,684,402
Unrecognized deferred tax liability	¥ 168,440
Foreign withholding tax rate	10.00%